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                                                                       exhibit q

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by each Trust listed on Exhibit A hereto (and with respect to each such Trust, on behalf of each of its series now or hereinafter created) (each a "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable a Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 12th day of December, 2003.

/s/ Andrew Shoup
-----------------------
Andrew Shoup

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                                                                       Exhibit A

CITIFUNDS TRUST I
CITIFUNDS TRUST III
CITIFUNDS PREMIUM TRUST
CITIFUNDS INSTITUTIONAL TRUST
SALOMON FUNDS TRUST
SMITH BARNEY TRUST II
SMITH BARNEY INVESTMENT SERIES
INSTITUTIONAL PORTFOLIO
CASH RESERVES PORTFOLIO
TAX FREE RESERVES PORTFOLIO
U.S. TREASURY RESERVES PORTFOLIO
VARIABLE ANNUITY PORTFOLIOS